UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2014
Date of Report (Date of earliest event reported)

BIO-SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147917	98-0557171
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

10730 Potranco Road, Suite 122 - 686, San Antonio, TX 78251
(Address of Principal Executive Offices) (Zip Code)

(210) 268-9409
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 22, 2014, Thomas Metzger PhD, Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer resigned from the Company. Mr. Metzger’s resignation letter is attached as Exhibit 17.1. In addition, James Hodge, Chairman of the Board of Directors was appointed interim Chief Executive Officer and Chief Financial Officer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

17.1	Letter of Resignation as of July 22, 2014, Thomas Metzger PhD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-SOLUTIONS CORP.

DATE: July 25, 2014	By:	/s/ James Hodge
Chairman of the Board of Directors

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